FIRST AMENDMENT

FIRST AMENDMENT, dated as of August 17, 2005 (this “Amendment”), to the Credit Agreement, dated as of July 29, 2004 (the “Credit Agreement”), among Burlington Resources Inc., a Delaware corporation (“Parent” or the “US Facility Borrower”), Burlington Resources Canada Ltd., an Alberta corporation (“BRCL”), Burlington Resources Canada (Hunter) Ltd., an Alberta corporation (“Canadian Hunter” and, together with BRCL, the “Canadian Borrowers”, and, together with Parent as a borrower under the Canadian Facility, the “Canadian Facility Borrowers”; the Canadian Facility Borrowers, together with the US Facility Borrower, the “Borrowers”), the lenders party thereto (the “Existing Lenders”), JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Swing Line Lender and a Canadian L/C Issuer, and JPMorgan Chase Bank, N.A., as Administrative Agent, US Swing Line Lender and a US L/C Issuer.

RECITALS

WHEREAS, the Borrowers, the Existing Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrowers have requested that the Existing Lenders and the Administrative Agent agree to amend certain provisions of the Credit Agreement, and that the New Lenders (as defined below) become parties to the Credit Agreement, in each case as set forth herein, and the Existing Lenders, the New Lenders and the Administrative Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrowers, the Existing Lenders, the New Lenders and the Administrative Agent hereby agree as follows:

AGREEMENT

Section 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Section 2. Amendments. The parties hereto hereby agree that on and as of the First Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement shall be amended by deleting the definition “Maturity Date” in its entirety and inserting in lieu thereof the following:

““Maturity Date” means the later of (a) August 17, 2010, and (b) if maturity is extended pursuant to Section 4.07, such extended maturity date as determined pursuant to Section 4.07 (it being understood and agreed that any such maturity shall not be deemed extended for any Lender that has not consented to such extension).”

The foregoing amendment to the definition of Maturity Date shall not be deemed to constitute a request to extend the Maturity Date pursuant to Section 4.07(a) of the Credit Agreement, and the US Facility Borrower may request, for itself and the Canadian Borrowers, up to two such extensions in the future in accordance with the terms and conditions set forth in Section 4.07 of the Credit Agreement.

(b) Amendment to Section 4.02 (Fees). Section 4.02(b)(i) of the Credit Agreement shall be amended by deleting the words “12.5 Basis Points” and inserting in lieu thereof “10.0 Basis Points”.

(c) Amendment to Schedule 1.01 (Pricing Grid). Schedule 1.01 to the Credit Agreement shall be amended by deleting such Schedule 1.01 in its entirety and replacing it with the Schedule 1.01 attached hereto.

Section 3. Commitments. (a) As of the First Amendment Effective Date, the Canadian Commitments and the US Commitments shall be as set forth in Schedule 2.01 attached hereto, and Schedule 2.01 to the Credit Agreement is hereby amended by deleting such Schedule 2.01 in its entirety and replacing it with the Schedule 2.01 attached hereto.

(b) From and after the First Amendment Effective Date, (i) each Person indicated as having a Commitment pursuant to Schedule 2.01 attached hereto that is not an Existing Lender (each such Person, a “New Lender”) shall be deemed to be a party to the Credit Agreement and shall have the rights and obligations of a Lender (and, as applicable, a US Lender and/or a Canadian Lender) thereunder, and (ii) each Existing Lender that is not indicated as having a Commitment pursuant to Schedule 2.01 hereto (each such Existing Lender, a “Departing Lender”) shall relinquish its rights and be released from its obligations under the Credit Agreement and shall cease to be a party to the Credit Agreement, provided, however, that each Departing Lender shall retain any claim with respect to any fee, interest, cost, expense or indemnity that accrues, or relates to an event that occurs, prior to the First Amendment Effective Date pursuant to Section 2.04(i), 2.04(j), 3.04(i), 3.04(j), 4.01, 4.02, 5.01, 5.04, 5.05 or 12.04 of the Credit Agreement, in each case as in effect immediately prior to the First Amendment Effective Date.

Section 4. Representations; No Default. Each of the Borrowers hereby represents and warrants to the Existing Lenders (other than the Departing Lenders), the New Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered by such Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, (b) no Loan or Letter of Credit is or will be outstanding at any time on and after the date hereof and prior to the First Amendment Effective Date, and (c) on and as of the First Amendment Effective Date, and after giving effect to this Amendment, (i) each representation and warranty contained in Section 7.01 of the Credit Agreement is true and correct in all material respects as though made on and as of such date (or, if such representation and warranty is stated to be made as at a specific date or for a specific period, as at the original specified date or with respect to the original specified period), (ii) no Default has occurred and is continuing and (iii) from the date of the most recent financial statements of Parent delivered pursuant to Section 8.03 of the Credit Agreement to and including the First Amendment Effective Date there has been no material adverse change in the consolidated financial condition, or in the consolidated results of operations, of Parent and its consolidated Subsidiaries from that shown on such most recent financial statements.

Section 5. Fees. (a) The Borrowers agree to pay to each Existing Lender (other than any Existing Lender that is a Departing Lender) and each New Lender that, in each case, executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 (noon), New York City time, on August 17, 2005, through the Administrative Agent, an amendment fee (collectively, the “Amendment Fees”) in an amount equal to 2.0 Basis Points of the Commitment of such Person on the First Amendment Effective Date, as set forth on Schedule 2.01 hereto. The Amendment Fees shall be payable in full, in immediately available funds, on the First Amendment Effective Date. Once paid, none of such fees shall be refundable under any circumstances.

(b) On the First Amendment Effective Date, the Borrowers shall pay to each Departing Lender, through the Administrative Agent, any and all Facility Fees and other fees under the Credit Agreement accrued for the account of such Departing Lender as of such date and not yet paid.

Section 6. Conditions to Effectiveness. This Amendment shall not become effective until the date (the “First Amendment Effective Date”) on which (a) the Administrative Agent shall have received (i) counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrowers, the Administrative Agent, each of the Existing Lenders and each of the New Lenders and (ii) a certificate of each Borrower dated as of the First Amendment Effective Date signed by a Responsible Officer of such Borrower, certifying that the warranties and representations contained in Section 4 hereof are true and correct as of the First Amendment Effective Date and (b) the Administrative Agent and the Joint Lead Arrangers shall have received all fees and other amounts due and payable to them on or prior to the First Amendment Effective Date, including, to the extent invoiced, payment or reimbursement of the Administrative Agent’s reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

Section 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not be deemed to be a modification or amendment of any other term, condition, obligation, covenant or agreement contained in the Credit Agreement or any other provision of the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. In furtherance of the foregoing, it is expressly agreed that all interest and fees accruing under the Credit Agreement in respect of periods prior to the First Amendment Effective Date will accrue at the rates specified in the Credit Agreement prior to its amendment hereby. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall be deemed a reference to the Credit Agreement as amended hereby.

Section 8. General.

(a) Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(c) Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

(d) Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BURLINGTON RESOURCES INC.

By: /s/ Daniel D. Hawk

Name: Title:	Daniel D. Hawk Vice President and Treasurer

BURLINGTON RESOURCES CANADA LTD.

By: /s/ Daniel D. Hawk

Name: Title:	Daniel D. Hawk Vice President and Treasurer

BURLINGTON RESOURCES CANADA

(HUNTER) LTD.

By: /s/ Daniel D. Hawk

Name: Title:	Daniel D. Hawk Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, US Swing Line Lender and US L/C Issuer

By: /s/ Robert C. Mertensotto

Name: Title:	Robert C. Mertensotto Managing Director

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and as Canadian Swing Line Lender and Canadian L/C Issuer

By: /s/ Robert C. Mertensotto

Name: Title:	Robert C. Mertensotto Managing Director

BANK OF AMERICA, N.A., individually and as US L/C Issuer

By: /s/ Joseph F. Scott

Name: Title:	Joseph F. Scott Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, individually and as Canadian L/C Issuer

By: /s/ Medina Sales de Andrade

Name: Title:	Medina Sales de Andrade Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO BURLINGTON RESOURCES INC. CREDIT AGREEMENT DATED AS OF JULY 29, 2004

AMEGY BANK NATIONAL ASSOCIATION

By: /s/ W. Bryan Chapman

Name: Title:	W. Bryan Chapman Senior Vice President Energy Lending

BANCA DI ROMA – CHICAGO BRANCH
By:	/s/ Joyce Montgomery
Name:	Joyce Montgomery
Title:	Vice President

By:	/s/ Aurora Pensa
Name:	Aurora Pensa
Title:	Vice President

BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ Giampaolo Consigliere

Name: Title:	Giampaolo Consigliere Vice President, Global Trade Finance

By:	/s/ Juan Urquiola
Name: Juan Urquiola
Title:	Head of Corporate Banking and
Global Trade Finance

THE BANK OF NEW YORK
By:	/s/ Craig J. Anderson
Name:	Craig J. Anderson
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO BURLINGTON RESOURCES INC. CREDIT AGREEMENT DATED AS OF JULY 29, 2004

BANK OF TOKYO-MITSUBISHI (CANADA) VANCOUVER OFFICE

By: /s/ Davis J. Stewart

Name: Title:	Davis J. Stewart Senior Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD.
By:	/s/ Kelton Glasscock
Name:	Kelton Glasscock
Title:	Vice President & Manager

BARCLAY BANK PLC

By: /s/ Alison McGuigan

Name: Title:	Alison McGuigan Associate Director

BAYERISCHE HYPO-UND VEREINSBANK AG

NEW YORK BRANCH

By: /s/ Yoram Dankner

Name: Title:	Yoram Dankner Managing Director

By:	/s/ Shannon Batchman
Name:	Shannon Batchman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO BURLINGTON RESOURCES INC. CREDIT AGREEMENT DATED AS OF JULY 29, 2004

BAYERISCHE LANDESBANK

By: /s/ Michael Jakob

Name: Title:	Michael Jakob Vice President

By:	/s/ Norman McClave
Name:	Norman McClave
Title:	First Vice President

BNP PARIBAS

By: /s/ David Dodd

Name: Title:	David Dodd Director

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Vice-President

CITIBANK, N.A.

By: /s/ Amy K. Pincu

Name: Title:	Amy K. Pincu Attorney-in-Fact

CITIBANK, N.A., CANADIAN BRANCH

By: /s/ Niyousha Zarinpour

Name: Title:	Niyousha Zarinpour Authorized signer

SIGNATURE PAGE TO FIRST AMENDMENT TO BURLINGTON RESOURCES INC. CREDIT AGREEMENT DATED AS OF JULY 29, 2004

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston acting through its Cayman Islands Branch)

By: /s/ Alain Daoust

Name: Title:	Alain Daoust Director

By:	/s/ Denise L. Alvarez
Name:	Denise L. Alvarez
Title:	Associate

CREDIT SUISSE, TORONTO BRANCH, (formerly known as Credit Suisse First Boston Toronto Branch)

By: /s/ Alain Daoust

Name: Title:	Alain Daoust Director

By:	/s/ Bruce F. Wetherly
Name:	Bruce F. Wetherly
Title: Director,
Controllers Department

DEUTSCHE BANK AG

CANADA BRANCH

By: /s/ Rod O’Hara

Name: Title:	Rod O’Hara Director

By:	/s/ Paul Jurist
Name:	Paul Jurist
Title:	Managing Director and
Principal Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO BURLINGTON RESOURCES INC. CREDIT AGREEMENT DATED AS OF JULY 29, 2004

DEUTSCHE BANK AG NEW YORK
BRANCH

By: /s/ Rainer Meier

Name: Title:	Rainer Meier Assistant Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

HARRIS NESBITT FINANCING, INC.

By: /s/ James V. Ducote

Name: Title:	James V. Ducote Vice President

ING CAPITAL LLC

By: /s/ Cheryl LaBelle

Name: Title:	Cheryl LaBelle Managing Director

LEHMAN BROTHERS BANK, FSB

By: /s/ Janine M. Shugan

Name: Title:	Janine M. Shugan Authorized Signatory

MELLON BANK, N.A.

By: /s/ Richard A. Matthews

Name: Title:	Richard a. Matthews First Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO BURLINGTON RESOURCES INC. CREDIT AGREEMENT DATED AS OF JULY 29, 2004

MORGAN STANLEY BANK

By: /s/ Daniel Twenge

Name: Title:	Daniel Twenge Vice President

MORGAN STANLEY SENIOR FUNDING (NOVA SCOTIA) CO.

By: /s/ Daniel Twenge

Name: Title:	Daniel Twenge Vice President

THE NORTHERN TRUST COMPANY

By: /s/ Kathleen D Schurr

Name: Title:	Kathleen D. Schurr Vice President

ROYAL BANK OF CANADA

By: /s/ Linda M. Stephens

Name: Title:	Linda M. Stephens Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Kevin J. Howard

Name: Title:	Kevin J. Howard Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO BURLINGTON RESOURCES INC. CREDIT AGREEMENT DATED AS OF JULY 29, 2004

SOCIETE GENERALE

By: /s/ Elena Robciuc

Name: Title:	Elena Robciuc Vice President

SOCIETE GENERALE (CANADA)

By: /s/ Francois LALIBERTE

Name: Title:	Francois LALIBERTE Managing Director

By:	/s/ David BALDONI
Name:	David BALDONI
Title:	Managing Director

SUMITOMO MITSUI BANKING

CORPORATION

By: /s/ Masakazu Hasegawa

Name: Title:	Masakazu Hasegawa Joint General Manager

SUMITOMO MITSUI BANKING

CORPORATION OF CANADA

By: /s/ Takehiro Matsumoto

Name: Title:	Takehiro Matsumoto Senior Vice President

SUN TRUST BANK

By: /s/ Sean Roche

Name: Title:	Sean Roche Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO BURLINGTON RESOURCES INC. CREDIT AGREEMENT DATED AS OF JULY 29, 2004

TORONTO DOMINION BANK

By: /s/ Parin Kanji

Name:	Parin Kanji

Title: Assistant Manager Corporate Credit Compliance

TORONTO DOMINION (TEXAS) LLC

By: /s/ Jim Bridwell

Name: Title:	Jim Bridwell Authorized Signatory

UBS AG CANADA BRANCH

By: /s/ Wilfred V. Saint

Name: Title:	Wilfred V. Saint Director Banking Products Services, US

By:	/s/ Barbara Ezell-McMichael
Name:	Barbara Ezell-McMichael
Title:	Associate Director
Banking Products Services, US

UBS LOAN FINANCE LLC

By: /s/ Satloz Sikka

Name: Title:	Satloz Sikka Associate Director

Banking Products Services, US

By: /s/ Marie A. Haddad

Name: Title:	Marie A. Haddad Associate Director Banking Products Services, US

SIGNATURE PAGE TO FIRST AMENDMENT TO BURLINGTON RESOURCES INC. CREDIT AGREEMENT DATED AS OF JULY 29, 2004

WACHOVIA BANK, N.A.

By: /s/ Paul M. Pritchett

Name: Title:	Paul M. Pritchett Assistant Vice President

WELLS FARGO BANK, NA

By: /s/ Chris Carter

Name: Title:	Chris Carter Corporate Officer

WILLIAM STREET COMMITMENT

CORPORATION (Recourse only to assets of William Street Commitment Corporation)

By: /s/ Mark Walton

Name: Title:	Mark Walton Assistant Vice President

SCHEDULE 1.01

PRICING

	LEVEL I	LEVEL II	LEVEL III	LEVEL IV	LEVEL V	LEVEL VI

Basis for Pricing	A or higher by S&P/A2 or higher by Moody’s	A- by S&P/A3 by Moody’s	BBB+ by S&P/ Baa1 by Moody’s	BBB by S&P/Baa2 by Moody’s	BBB- by S&P/ Baa3 by Moody’s	Lower than BBB- by S&P/ Baa3 by Moody’s

Facility Fee Percentage	6 bps	7 bps	8 bps	11 bps	12.5 bps	17 bps

Applicable Margin	19 bps	23 bps	27 bps	39 bps	50 bps	58 bps

The applicable pricing level shall change on the date of any relevant change in the rating by S&P or Moody’s of any public long term senior unsecured debt securities of the Parent. In the case of split ratings from S&P and Moody’s, the rating to be used to determine the applicable pricing level is the higher of the two (e.g., A-/Baa1 results in Level II pricing), provided that in the event the split is more than one full category, the average (or the higher of two intermediate ratings) shall be used (e.g., A-/Baa2 results in Level III pricing, as does A-/Baa3).

SCHEDULE 2.01

COMMITMENTS

Lender	Canadian Tranche	US Tranche
JPMorgan Chase Bank, N.A.	$0	$11,000,000

JPMorgan Chase Bank, N.A., Toronto Branch	$86,000,000	$0

Bank of America, N.A.	$0	$11,000,000

Bank of America, N.A., Canada Branch	$86,000,000	$0

Barclay Bank PLC	$0	$77,000,000

Bank of Tokyo-Mitsubishi (Canada)	$27,000,000	$0

The Bank of Tokyo-Mitsubishi, Ltd.	$0	$50,000,000

Citibank, N.A., Canadian Branch	$61,000,000	$0

Citibank, N.A.	$0	$16,00,000

Credit Suisse, Cayman Islands Branch	$0	$30,00,000

Credit Suisse, Toronto Branch	$30,000,000	$0

Harris Nesbitt Financing, Inc.	$30,000,000	$30,000,000

Merrill Lynch Bank USA	$0	$60,000,000

Morgan Stanley Bank	$0	$30,000,000

Morgan Stanley Senior Funding (Nova Scotia) Co.	$30,000,000	$0

The Royal Bank of Scotland plc	$0	$60,000,000

Sumitomo Mitsui Banking Corporation of Canada	$30,000,000	$0

Sumitomo Mitsui Banking Corporation	$0	$30,000,000

SunTrust Bank	$0	$60,000,000

UBS AG Canada Branch	$30,000,000	$0

UBS Loan Finance LLC	$0	$30,000,000

Wachovia Bank, N.A.	$0	$60,000,000

The Bank of New York	$0	$45,000,000

Bayerische Landesbank	$0	$45,000,000

Deutsche Bank AG Canada Branch	$20,000,000	$0

Deutsche Bank AG New York Branch	$0	$25,000,000

Lehman Brothers Bank, FSB	$0	$45,000,000

Mellon Bank, N.A.	$20,000,000	$25,000,000

Societe Generale	$0	$25,000,000

Societe Generale (Canada)	$20,000,000	$0

Toronto Dominion Bank	$20,000,000	$0

Toronto Dominion (Texas) LLC	$0	$25,000,000

Wells Fargo Bank, NA	$0	$45,000,000

William Street Commitment Corporation	$0	$45,000,000

Banco Bilbao Vizcaya Argentaria S.A.	$0	$25,000,000

ING Capital LLC	$0	$25,000,000

Amegy Bank National Association	$0	$20,000,000

Banca di Roma – Chicago Branch	$0	$20,000,000

The Northern Trust Company	$0	$20,000,000

Royal Bank of Canada	$10,000,000	$10,000,000